Exhibit 99

Colgate-Palmolive Company

Dollars in Millions Except Per Share Amounts

Segment Information (Reclassified)

(Unaudited)

Worldwide Net Sales by Business Segment and Geographic Region	2005	Q1’05	Q2’05	Q3’05	Q4’05	2004	2003	2002	2001
Oral, Personal and Home Care
North America (1)	$2,509.8	$609.7	$632.1	$653.4	$614.6	$2,378.7	$2,356.2	$2,374.1	$2,299.9
Latin America	2,623.8	588.5	651.4	669.0	714.9	2,266.0	2,179.5	2,206.8	2,356.0
Europe/South Pacific	2,845.9	720.2	722.1	728.7	674.9	2,759.4	2,449.1	2,094.4	1,946.6
Greater Asia/Africa	1,897.2	465.2	456.4	486.4	489.2	1,747.0	1,602.5	1,431.9	1,372.7
Total Oral, Personal and Home Care	9,876.7	2,383.6	2,462.0	2,537.5	2,493.6	9,151.1	8,587.3	8,107.2	7,975.2
Pet Nutrition (2)	1,520.2	359.4	375.5	374.3	411.0	1,433.1	1,316.1	1,187.1	1,109.1
Total Net Sales	$11,396.9	$2,743.0	$2,837.5	$2,911.8	$2,904.6	$10,584.2	$9,903.4	$9,294.3	$9,084.3

(1)  Net sales in the United States for Oral, Personal and Home Care were $2,124.2, $2,000.3,

$1,986.9, $2,030.4 and $1,976.7, in 2005, 2004, 2003, 2002 and 2001, respectively.

(2)  Net sales in the United States for Pet Nutrition were $818.1, $781.0, $752.8, $714.5 and $661.5,

in 2005, 2004, 2003, 2002 and 2001, respectively.

Worldwide Operating Profit by Business Segment and Geographic Region	2005	Q1’05	Q2’05	Q3’05	Q4’05	2004	2003	2002	2001
Oral, Personal and Home Care
North America	$545.7	$136.8	$135.3	$140.6	$133.0	$530.1	$547.4	$578.7	$516.6
Latin America	698.0	163.1	179.3	171.9	183.7	627.7	613.3	647.4	663.2
Europe/South Pacific	619.8	154.4	156.9	159.3	149.2	611.5	551.5	454.9	387.5
Greater Asia/Africa	245.5	62.8	55.9	58.5	68.3	237.6	217.4	186.7	151.0
Total Oral, Personal and Home Care	2,109.0	517.1	527.4	530.3	534.2	2,006.9	1,929.6	1,867.7	1,718.3
Pet Nutrition	412.8	98.2	102.6	98.9	113.1	389.7	371.0	318.3	282.1
Corporate	(306.8)	(122.7)	(88.9)	(24.9)	(70.3)	(274.5)	(134.6)	(172.9)	(165.6)
Total Operating Profit	$2,215.0	$492.6	$541.1	$604.3	$577.0	$2,122.1	$2,166.0	$2,013.1	$1,834.8

Colgate-Palmolive Company

Dollars in Millions Except Per Share Amounts

Segment Information (Reclassified)

(Unaudited)

Identifiable Assets	2005	2004	2003	2002	2001
Oral, Personal and Home Care
North America	$1,918.0	$2,001.4	$2,081.8	$2,064.3	$2,108.6
Latin America	2,084.3	1,825.1	1,757.2	1,661.4	1,934.9
Europe/South Pacific	2,120.3	2,575.6	1,556.4	1,372.9	1,247.6
Greater Asia/Africa	1,336.5	1,298.6	1,109.7	1,004.3	958.7
Total Oral, Personal and Home Care	7,459.1	7,700.7	6,505.1	6,102.9	6,249.8
Pet Nutrition	614.3	614.0	587.2	552.5	497.6
Corporate	433.7	358.2	386.5	431.8	237.4
Total Identifiable Assets (3)	$8,507.1	$8,672.9	$7,478.8	$7,087.2	$6,984.8

(3)  Long-lived assets in the United States, primarily property, plant and equipment and goodwill and other intangibles represented approximately one-third of total long-lived assets of $5,225.7, $5,808.0, $4,826.7, $4,677.2 and $4,667.1, in 2005, 2004, 2003, 2002 and 2001, respectively.

Capital Expenditures	2005	2004	2003	2002	2001
Oral, Personal and Home Care
North America	$39.3	$55.4	$48.3	$65.0	$70.5
Latin America	104.1	75.4	72.9	106.4	115.6
Europe/South Pacific	63.1	71.5	47.9	38.4	34.8
Greater Asia/Africa	117.9	79.6	57.6	53.9	35.0
Total Oral, Personal and Home Care	324.4	281.9	226.7	263.7	255.9
Pet Nutrition	28.5	30.4	38.3	39.4	37.0
Corporate	36.3	35.8	37.1	40.6	47.3
Total Capital Expenditures	$389.2	$348.1	$302.1	$343.7	$340.2

Depreciation and Amortization	2005	2004	2003	2002	2001
Oral, Personal and Home Care
North America	$71.2	$74.9	$83.3	$82.1	$102.8
Latin America	67.1	58.8	55.6	53.8	69.3
Europe/South Pacific	76.6	82.4	70.5	61.7	67.2
Greater Asia/Africa	49.5	48.1	44.9	41.9	45.5
Total Oral, Personal and Home Care	264.4	264.2	254.3	239.5	284.8
Pet Nutrition	30.1	31.1	31.9	28.7	28.1
Corporate	34.8	32.5	29.3	28.3	23.3
Total Depreciation and Amortization	$329.3	$327.8	$315.5	$296.5	$336.2

Colgate-Palmolive Company - Geographic Sales Analysis

Percentage Changes - Fourth Quarter and Full Year 2005 vs 2004

12/31/2005 (Reclassified)

(Unaudited)

			COMPONENTS OF SALES CHANGE FOURTH QUARTER					COMPONENTS OF SALES CHANGE TWELVE MONTHS

Region	4th Quarter Sales Change Net of Divestments	4th Quarter Sales Change Ex-Divestment	Ex-Divested Volume	Pricing, Coupons, Consumer & Trade Incentives	Exchange	12 Months Sales Change Net of Divestments	12 Months Sales Change Ex-Divestment	Ex-Divested Volume	Pricing, Coupons, Consumer & Trade Incentives	Exchange
Total Company	3.5%	5.5%	4.5%	2.0%	-1.0%	7.5%	8.5%	6.5%	0.5%	1.5%
Europe/South Pacific	-9.0%	-8.0%	0.0%	-1.5%	-6.5%	3.0%	3.5%	5.0%	-2.0%	0.5%
Latin America	16.5%	16.5%	5.0%	5.5%	6.0%	16.0%	16.5%	7.5%	4.0%	5.0%
Greater Asia/Africa	9.5%	9.5%	10.0%	0.5%	-1.0%	8.5%	8.5%	8.0%	-0.5%	1.0%
Total International	4.0%	5.0%	4.5%	1.5%	-1.0%	9.0%	9.0%	6.5%	0.5%	2.0%
North America	1.0%	8.5%	6.0%	2.0%	0.5%	5.5%	8.0%	6.5%	0.5%	1.0%
Total CP Products	3.5%	5.5%	4.5%	1.5%	-0.5%	8.0%	9.0%	6.5%	0.5%	2.0%
Hill’s	5.0%	5.0%	5.0%	2.5%	-2.5%	6.0%	6.0%	4.0%	1.5%	0.5%

NOTE:

The June 2004 acquisition of GABA had a 1.0% and 4.0% positive impact on the twelve months sales growth for Total Company and Europe/South Pacific, respectively.

Colgate-Palmolive Company - Geographic Sales Analysis

Percentage Changes - Third Quarter 2005 vs 2004

9/30/2005 (Reclassified)

(Unaudited)

			COMPONENTS OF SALES CHANGE THIRD QUARTER					COMPONENTS OF SALES CHANGE NINE MONTHS

Region	3rd Qtr Sales Change Net of Divestments	3rd Qtr Sales Change Ex-Divestment	Ex-Divested Volume	Pricing, Coupons, Consumer & Trade Incentives	Exchange	9 months Sales Change Net of Divestments	9 months Sales Change Ex-Divestment	Ex-Divested Volume	Pricing, Coupons, Consumer & Trade Incentives	Exchange
Total Company	8.0%	8.5%	5.5%	1.0%	2.0%	9.0%	9.5%	7.0%	0.0%	2.5%
Europe/South Pacific	1.5%	1.5%	3.0%	-2.5%	1.0%	7.5%	7.5%	6.5%	-2.5%	3.5%
Latin America	18.0%	18.0%	5.5%	5.0%	7.5%	15.5%	16.5%	8.5%	3.5%	4.5%
Greater Asia/Africa	11.0%	11.0%	9.5%	0.0%	1.5%	8.5%	8.5%	8.0%	-1.5%	2.0%
Total International	9.5%	9.5%	5.5%	1.0%	3.0%	10.5%	11.0%	7.5%	0.0%	3.5%
North America	5.0%	7.5%	6.0%	0.5%	1.0%	7.0%	8.0%	7.0%	0.0%	1.0%
Total CP Products	8.0%	9.0%	6.0%	0.5%	2.5%	9.5%	10.0%	7.5%	0.0%	2.5%
Hill’s	7.0%	7.0%	4.0%	1.5%	1.5%	6.5%	6.5%	3.5%	1.0%	2.0%

NOTE:

The June 2004 acquisition of GABA had a 1.0% and 5.5% positive impact on the nine months sales growth for Total Company and Europe/South Pacific, respectively.

Colgate-Palmolive Company - Geographic Sales Analysis

Percentage Changes - Second Quarter 2005 vs 2004

6/30/2005 (Reclassified)

(Unaudited)

			COMPONENTS OF SALES CHANGE 2ND QUARTER					COMPONENTS OF SALES CHANGE SIX MONTHS

Region	2nd Qtr Sales Change Net of Divestments	2nd Qtr Sales Change Ex-Divestment	Ex-Divested Volume	Pricing, Coupons, Consumer & Trade Incentives	Exchange	6 months Sales Change Net of Divestments	6 months Sales Change Ex-Divestment	Ex-Divested Volume	Pricing, Coupons, Consumer & Trade Incentives	Exchange
Total Company	10.5%	10.5%	8.0%	0.0%	2.5%	9.5%	10.0%	8.0%	-0.5%	2.5%
Europe/South Pacific	10.5%	10.5%	9.5%	-3.0%	4.0%	11.0%	11.0%	8.5%	-2.5%	5.0%
Latin America	18.0%	19.5%	11.0%	3.5%	5.0%	14.0%	15.5%	10.0%	2.5%	3.0%
Greater Asia/Africa	5.5%	5.5%	5.0%	-1.0%	1.5%	7.0%	7.0%	7.0%	-2.0%	2.0%
Total International	11.5%	12.0%	9.0%	-0.5%	3.5%	11.0%	11.5%	8.5%	-0.5%	3.5%
North America	9.0%	9.0%	8.0%	0.0%	1.0%	8.0%	8.0%	8.0%	-0.5%	0.5%
Total CP Products	11.0%	11.5%	8.5%	0.0%	3.0%	10.5%	10.5%	8.0%	-0.5%	3.0%
Hill’s	6.0%	6.0%	3.5%	0.5%	2.0%	6.5%	6.5%	3.0%	1.0%	2.5%

NOTE:

GABA was acquired June 1, 2004.

The impact of GABA on Total Company sales and volume was 1.5% in the second quarter and 2.0% in the six month period.

The impact of GABA on Europe/South Pacific sales and volume was 6.0% in the second quarter and 8.0% in the six month period.

Colgate-Palmolive Company - Geographic Sales Analysis

Percentage Changes - First Quarter 2005 vs 2004

3/31/2005 (Reclassified)

(Unaudited)

			COMPONENTS OF SALES CHANGE 1ST QUARTER
Region	1st Qtr Sales Change Net of Divestments	1st Qtr Sales Change Ex-Divestment	Ex-Divested Volume	Pricing Coupons Consumer & Trade Incentives	Exchange
Total Company	9.0%	9.5%	7.5%	-0.5%	2.5%
Europe/South Pacific	11.5%	11.5%	7.5%	-2.0%	6.0%
Latin America	10.5%	11.5%	8.5%	1.5%	1.5%
Greater Asia/Africa	8.5%	8.5%	9.0%	-3.0%	2.5%
Total International	10.5%	10.5%	8.0%	-1.0%	3.5%
North America	7.0%	7.0%	7.5%	-1.0%	0.5%
Total CP Products	9.5%	10.0%	8.0%	-1.0%	3.0%
Hill’s	7.0%	7.0%	3.0%	1.5%	2.5%

NOTE:

GABA was acquired June 1, 2004.

The impact of GABA on the three months for sales and ex-divested volume for Total Company and Europe/South Pacific is respectively, 2.5% and 10.5%.

Divestments consist of the sale of certain detergent brands, which impact Europe/South Pacific and Latin America.

Colgate-Palmolive Company - Geographic Sales Analysis

Percentage Changes - Full Year 2004 vs 2003

12/31/2004 (Reclassified)

(Unaudited)

			COMPONENTS OF SALES CHANGE 12 MONTHS
Region	12 Months Sales Change Net of Divestments	12 Months Sales Change Ex-Divestment	Ex-Divested Volume	Pricing Coupons Consumer & Trade Incentives	Exchange
Total Company	7.0%	8.0%	6.5%	-1.5%	3.0%
Europe/South Pacific	12.5%	17.0%	10.5%	-3.5%	10.0%
Latin America	4.0%	4.5%	6.5%	1.5%	-3.5%
Greater Asia/Africa	9.0%	10.5%	11.5%	-4.5%	3.5%
Total International	8.5%	11.0%	9.5%	-2.0%	3.5%
North America	1.0%	1.0%	2.5%	-2.5%	1.0%
Total CP Products	6.5%	8.0%	7.0%	-2.0%	3.0%
Hill’s	9.0%	9.0%	3.5%	1.5%	4.0%

NOTE:

GABA was acquired June 1, 2004.

The impact of GABA on the twelve months for both sales and ex-divested volume for Total Company and Europe/South Pacific are respectively, 1.0% and 5.0%.

Divestments consist of the sale in 2003 of certain detergent and soap brands, which impact Europe/South Pacific and Greater Asia/Africa, and the sale in 2004 of certain detergent brands in Latin America.

Colgate-Palmolive Company - Geographic Sales Analysis

Percentage Changes - Full Year 2003 vs 2002

12/31/2003 (Reclassified)

(Unaudited)

			COMPONENTS OF SALES CHANGE 12 MONTHS
Region	12 Months Sales Change Net of Divestments	12 Months Sales Change Ex-Divestment	Ex-Divested Volume	Pricing Coupons Consumer & Trade Incentives	Exchange
Total Company	6.5%	6.5%	3.5%	0.5%	2.5%
Europe/South Pacific	17.0%	17.0%	1.5%	-2.0%	17.5%
Latin America	-1.0%	-1.0%	4.0%	7.5%	-12.5%
Greater Asia/Africa	12.0%	12.0%	9.5%	-3.0%	5.5%
Total International	8.5%	8.5%	4.5%	1.5%	2.5%
North America	-1.0%	-1.0%	0.5%	-2.5%	1.0%
Total CP Products	6.0%	6.0%	3.5%	0.5%	2.0%
Hill’s	11.0%	11.0%	4.5%	1.5%	5.0%